UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2026

Getty Images Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400

Seattle, WA 98104

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2026, Chinh Chu resigned, effective immediately, as a member of the Board of Directors (the “Board”) of Getty Images Holdings, Inc. (the “Company”) and the Compensation Committee of the Board. Mr. Chu’s resignation is not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Item 8.01. Other Events.

As previously disclosed, the Company was named in Funicular Funds LP, et al. v. Getty Images Holdings, Inc., Index No. 653410/2024 (filed July 5, 2024), an action in New York State Supreme Court, New York County, generally alleging breaches of warrant agreements dated August 4, 2020, and seeking an award of money damages. On June 9, 2026, following oral argument, the court issued a decision and order granting plaintiffs’ motion for summary judgment as to the warrants for which plaintiffs had provided authorization letters and conditionally granting summary judgment as to certain remaining warrants, subject to plaintiffs providing the court such authorizations no later than August 10, 2026 (the “June 9 Order”). On July 2, 2026, the Company filed notices of appeal of the June 9 Order.

On July 27, 2026, the court entered an order (the “July 27 Order”) directing the clerk to enter judgment (the “Judgment”) against the Company and in favor of (1) plaintiff Funicular Funds, LP in the amount of $3,303,182; (2) plaintiff MPF Broadway Convexity Fund I, LP in the amount of $20,015,122; (3) plaintiff PW Aero LLC in the amount of $7,879,335; (4) plaintiff CSS, LLC in the amount of $4,248,152; (5) plaintiff Walleye Manager Opportunities LLC in the amount of $174,633; (6) plaintiff Walleye Opportunities Master Fund Ltd. in the amount of $1,916,358; (7) plaintiff Sea Hawk Multi-Strategy Master Fund Ltd. in the amount of $289,222; (8) plaintiff Walleye Trading LLC in the amount of $1,041,201; (9) plaintiff Bi-Directional Disequilibrium Fund, L.P. in the amount of $316,697; (10) plaintiff Elisabeth Levin in the amount of $43,604; (11) plaintiff Jordan Flannery in the amount of $1,692,045; (12) plaintiff LMR Multi-Strategy Master Fund Limited in the amount of $1,694,672; (13) plaintiff LMR CCSA Master Fund Limited in the amount of $1,694,671; (14) plaintiff Jeffrey Holland in the amount of $438,051; (15) plaintiff Liliane Holland in the amount of $190,725; (16) plaintiff Daniel Holland in the amount of $395,098; (17) plaintiff Lyden Hunsicker in the amount of $909,012; (18) plaintiff Karl Dasher in the amount of $1,527,170; (19) plaintiff Erin Dasher in the amount of $599,063; (20) plaintiffs Karl Dasher and Erin Dasher, jointly, in the amount of $4,636,301; (21) plaintiff Robert E. Parker, Jr. in the amount of $3,155,117; (22) plaintiff Highbridge Tactical Credit Master Fund, L.P. in the amount of $6,026,614; and (23) plaintiff Highbridge SPAC Opportunity Fund, L.P. in the amount of $5,624,986; with 9% pre-Judgment interest on all of the foregoing amounts from August 22, 2022 until Judgment is entered (the foregoing plaintiffs, collectively, the “Plaintiffs”). As of August 25, 2026, Plaintiffs have calculated the amount of the Judgment including interest as $92,306,578. On August 26, 2026, the Company filed a notice of appeal of the July 27 Order.

On August 25, 2026, the Company and the Plaintiffs entered into a standstill agreement (the “Standstill Agreement”), pursuant to which the Plaintiffs agreed not to take any action to enforce the Judgment prior to the first business day occurring after sixty days from the first to occur of: (i) if the parties agree on the form of Judgment to be submitted, the date the Plaintiffs file the proposed Judgment with the clerk; or (ii) if the parties do not reach agreement regarding the form of Judgment to be submitted, the date the clerk enters the Judgment (the “Termination Date”).

The Company agreed to make a partial payment of approximately $4,153,796 (representing approximately 4.5% of the Judgment amount, including interest), which will be credited against amounts owed under the Judgment. The Standstill Agreement does not constitute an admission of liability by any party.

On August 26, 2026, Plaintiffs filed a proposed Judgment in accordance with the Standstill Agreement, thereby commencing the sixty-day standstill period as of that date.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on August 10, 2026, amounts have been reserved against the foregoing in the Condensed Consolidated Balance Sheet of the Company set forth therein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this document are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including: our inability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; our ability to attract new customers and retain and motivate an increase in spending by our existing customers; our ability to grow our subscriptions business; the user experience of our customers on our websites; the extent to which we are able to maintain and expand the breadth and quality of our content library through content licensed from third-party suppliers, content acquisitions and imagery captured by our staff of in-house photographers; the mix of and basis upon which we license our content, including the price-points at, and the license models and purchase options through, which we license our content; the risk that we operate in a highly competitive market; the risk that we are unable to successfully execute our business strategy or effectively manage costs; our inability to effectively manage our growth; our inability to maintain an effective system of internal controls and financial reporting; our incurrence of debt, including related interest rate volatility and rising interest costs, which could have a negative impact on our financing options and liquidity position; our need to seek additional capital and any related inability to obtain additional capital on commercially reasonable terms; the risk that we may lose the right to use “Getty Images” trademarks; our inability to evaluate our future prospects and challenges due to evolving markets and customers’ industries; the legal, social and ethical issues relating to the use of new and evolving technologies, such as Artificial Intelligence and machine learning (collectively, “AI”), including statements regarding AI and innovation momentum; the increased use of AI applications such as generative AI technologies that may result in harm to our brand, reputation, business, or intellectual property; the risk that our operations in and continued expansion into international markets bring additional business, political, regulatory, operational, financial and economic risks; our inability to adequately adapt our technology systems to ingest and deliver sufficient new content; the risk of technological interruptions or cybersecurity breaches, incidents, and vulnerabilities; the risk that any prolonged strike by, or lockout of, one or more of the unions that provide personnel essential to the production of films or television programs, such as the 2023 strike by the writers’ union and the actors’ unions and including its lingering effects, could further impact our entertainment business; the inability to expand our operations into new products, services and technologies and to increase customer and supplier awareness of our new and emerging products and services, including with respect to our AI initiatives; the loss of and inability to attract and retain key personnel that could negatively impact our business growth; the inability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights; our reliance on third parties; the risks related to our use of independent contractors; the risk that an increase in government regulation of the industries and markets in which we operate could negatively impact our business; the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U.S. Dollar, hyperinflation, higher interest rates, trade wars and restrictions, tariffs, devaluation, military conflicts in Ukraine, South America and the Middle East, the impact of bank failures on the marketplace and the ability to access credit and significant political or civil disturbances in international markets where we conduct business; the risk that claims, judgments, lawsuits and other proceedings that have been, or may be, instituted against us or our predecessors, including pending lawsuits brought against us by former warrant holders, could adversely affect our business; the inability to regain compliance with the New York Stock Exchange continued listing standards; volatility in our stock price and in the liquidity of the trading market for our Class A common stock; the impact of any widespread outbreak of an illness, pandemic or other local or global health issue, natural disasters, or climate change; changes in applicable laws or regulations; the risks associated with evolving corporate governance and public disclosure requirements; the risk of greater than anticipated tax liabilities; the risks associated with the storage and use of personally identifiable information; earnings-related risks such as those associated with late payments, goodwill or other intangible assets; the risks associated with being an “emerging growth company” and “smaller reporting company” within the meaning of the U.S. securities laws; risks associated with our reliance on information technology in critical areas of our operations; our potential inability to pay dividends for the foreseeable future; the risks associated with additional issuances of Class A common stock without stockholder approval; costs related to operating as a public company; our ability to successfully identify and implement any potential strategic alternatives in a timely manner or at all, and the perceived uncertainties related to the Company; our expressed substantial doubt about our ability to continue as a going concern; and other risks and uncertainties identified in “Item 1A. Risk Factors” of our most recently filed Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 16, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2026 (the “2025 Form 10-K”) and in our other filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this report are more fully described under the heading “Item 1A. Risk Factors” in our 2025 Form 10-K and in our other filings with the SEC. The risks described under the heading “Item 1.A. Risk Factors” in our 2025 Form 10-K are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us, as applicable, as of the date of this report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY IMAGES HOLDINGS, INC.

Date: August 28, 2026	By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary

4